                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 21, 2005
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                          SEQUOIA MORTGAGE TRUST 2005-1
     (as Depositor of Sequoia Mortgage Trust 2005-1, the Issuer of Mortgage
       Pass-Through Certificates under a Pooling and Servicing Agreement dated as of January 1, 2005)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                 333-118832-06             35-2170972
 -----------------------------      -------------        -------------------
 (State or Other  Jurisdiction      (Commission           (I.R.S. Employer
       of Incorporation)            File Number)         Identification No.)

              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                                 --------------
                             (Registrant's Telephone
                                     Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. OTHER EVENTS

           Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2005-1 (the "Certificates").

           The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01. Exhibits

           10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, November 21, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2005

                                       SEQUOIA RESIDENTIAL FUNDING, INC.

                                        By:     /s/ Harold F. Zagunis
                                           -------------------------------------
                                           Harold F. Zagunis
                                           Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

Exhibit Number                                                                                          Page Number
--------------                                                                                          -----------
10.1   Monthly Payment Date Statement relating to the distribution to
       Certificateholders, November 21, 2005......................................................           5